UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2008 (January 11, 2008)

LEE ENTERPRISES, INCORPORATED

Delaware (State or other jurisdiction of incorporation)	1-6227 (Commission File Number)	42-0823980 (IRS Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of principal executive offices) (Zip Code)

(563) 383-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03     Material Modification to Rights of Security Holders.

     Reference is hereby made to the Registration Statement on Form 8-A filed by Lee Enterprises, Incorporated (the “Company”) with the Securities and Exchange Commission on May 26, 1998, relating to the Rights Agreement between the Company and Wells Fargo Bank, N.A. (as successor rights agent to The First Chicago Trust Company of New York, the “Rights Agent”), dated as of May 7, 1998 (the “Rights Agreement”). Such Registration Statement on Form 8-A is hereby incorporated by reference herein.

     On January 10, 2008, the Board of Directors of the Company approved an amendment to the Rights Agreement (the “Rights Agreement Amendment”). The Rights Agreement previously provided that, with certain exceptions, an “Acquiring Person” shall be defined as any person who together with all of such person’s affiliates or associates is the beneficial owner of 20% or more of the outstanding Common Stock and Class B Common Stock of the Company, treated as one class (the “Common Shares”). The Rights Agreement Amendment decreases the beneficial ownership threshold for an Acquiring Person to 15%, thereby providing that an Acquiring Person shall be any person who together with all of such person’s affiliates or associates is the beneficial owner of 15% or more of the outstanding Common Shares of the Company.

     The Rights Agreement Amendment further provides that certain shareholders will not be deemed to be an “Acquiring Person” so long as (a) such shareholder is the beneficial owner of less than 25% of the Common Shares of the Company then outstanding and (b) such shareholder reports, or is required to report such beneficial ownership on Schedule 13G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or on Schedule 13D under the Exchange Act, which Schedule 13D does not state any present intention to (or reserve the right to) hold such Common Shares with the purpose or effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect.

     In addition, the Rights Agreement Amendment extends the “Final Expiration Date” to May 31, 2018 from May 31, 2008.

     The foregoing description is qualified in its entirety by reference to the Rights Agreement and the Rights Agreement Amendment, which are filed as Exhibits 4.1 and 4.2, and incorporated herein by reference.

Item 5.02     Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

LTIP Amendment

     On December 20, 2007, the Executive Compensation Committee of the Board of Directors of the Company approved an amendment (the “LTIP Amendment”) to the Company’s 1990 Long-Term Incentive Plan (the “LTIP”) relating to the definition of “Change of Control” contained in the LTIP (the “CIC Definition”). The LTIP Amendment became effective on January 10, 2008. Among other provisions, the CIC Definition provides that, subject to specified exceptions, a “Change of Control” occurs when an individual, entity or group acquires beneficial ownership of a specified percentage of Common Shares of the Company. In order to conform to the Rights Agreement Amendment, the CIC Definition in the LTIP has been amended to reduce the specified percentage of Common Shares referenced in the immediately preceding sentence from 20% to 15%.

     The LTIP Amendment further provides that the acquisition of beneficial ownership of less than 25% of the Common Shares of the Company then outstanding will not constitute a “Change of Control” if the individual, entity or group that acquires the Common Shares reports, or is required to report such beneficial ownership on Schedule 13G under the Exchange Act or on Schedule 13D under the Exchange Act, which Schedule 13D does not state any present intention to (or reserve the right to) hold such Common Shares with the purpose or effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect.

Employment Agreement Amendment

     On January 10, 2008 and January 11, 2008, the Company entered into Amended and Restated Employment Agreements (the “Amended and Restated Employment Agreements”) with eight executive officers, including Mary E. Junck, Chairman, President and Chief Executive Officer, Carl G. Schmidt, Vice President, Chief Financial Officer and Treasurer, Greg R. Veon, Vice President –Newspapers, Kevin D. Mowbray, Vice President – Newspapers and Gregory P. Schermer, Vice President – Interactive Media. The Amended and Restated Employment Agreements provide benefits upon the occurrence of a qualifying termination of employment following a Change of Control and modify the executives’ pre-existing employment agreements as described below. The definition of “Change of Control” in the Amended and Restated Employment Agreements has been modified in the same manner described above under the heading “LTIP Amendment”. In addition, the Amended and Restated Employment Agreements include changes designed to comply with Section 409A of the Internal Revenue Code of 1986, as amended. The Amended and Restated Employment Agreements also clarify the nature of the additional retirement benefits that become payable upon a qualifying termination of employment following a Change of Control, namely, receipt of a lump sum equal to a multiple of the Company’s average annual contributions on behalf of the applicable executive under all defined contribution plans maintained by the Company during the three-year period immediately preceding the Change of Control.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit	Description
No.

4.1	Rights Agreement, dated as of May 7, 1998, between Lee Enterprises, Incorporated and The First Chicago Trust Company of New York, which includes the form of
Certificate of Designation of the Preferred Stock as Exhibit A, the form of Right

Certificate as Exhibit B and the Summary of Rights as Exhibit C (previously filed as Exhibit 1.1 to Lee Enterprises, Incorporated’s Registration Statement on Form 8-
A on May 26, 1998 and incorporated herein by reference)

4.2	Amendment No. 1 to the Rights Agreement, dated as of January 10, 2008, between Lee Enterprises, Incorporated and Wells Fargo Bank, N.A. (as the Rights Agent)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

By: /s/ Carl G. Schmidt
Name: Carl G. Schmidt
Title: Vice President, Chief Financial Officer and Treasurer

Dated: January 11, 2008

EXHIBIT INDEX

Exhibit	Description
No.

4.1	Rights Agreement, dated as of May 7, 1998, between Lee Enterprises, Incorporated and The First Chicago Trust Company of New York, which includes the form of
Certificate of Designation of the Preferred Stock as Exhibit A, the form of Right
Certificate as Exhibit B and the Summary of Rights as Exhibit C (previously filed as Exhibit 1.1 to Lee Enterprises, Incorporated’s Registration Statement on Form 8-
A on May 26, 1998 and incorporated herein by reference)

4.2	Amendment No. 1 to the Rights Agreement, dated as of January 10, 2008, between Lee Enterprises, Incorporated and Wells Fargo Bank, N.A. (as the Rights Agent)